Schedule of Investments October 31, 2021 (Unaudited)
Coho Relative Value Equity Fund

	Shares	Value
COMMON STOCKS - 97.8%
Consumer Discretionary - 13.1%
Dollar General	175,202	$38,810,747
Lowe's Companies	218,239	51,028,643
Ross Stores	365,746	41,402,447
		131,241,837
Consumer Staples - 22.3%
Altria Group	482,389	21,278,179
Coca-Cola	535,351	30,177,736
Conagra Brands	796,987	25,662,981
JM Smucker	164,932	20,263,546
Kroger	532,916	21,327,298
Mondelez International	329,340	20,004,112
Philip Morris International	291,473	27,555,857
Sysco	457,723	35,198,899
Unilever PLC	419,654	22,485,061
		223,953,669
Energy - 2.8%
Chevron	245,197	28,072,605
Financials - 12.5%
Marsh & McLennan Companies	215,186	35,893,025
State Street	428,432	42,221,973
U.S. Bancorp	774,359	46,748,053
		124,863,051
Health Care - 27.6% #
AmerisourceBergen	307,138	37,476,979
Amgen	119,652	24,764,374
CVS Health	489,402	43,693,811
Johnson & Johnson	234,367	38,173,697
Medtronic PLC	260,167	31,183,617
Perrigo PLC	417,615	18,855,317
Thermo Fisher Scientific	47,891	30,318,355
UnitedHealth Group	112,444	51,777,089
		276,243,239
Industrials - 10.2%
Stanley Black & Decker	133,563	24,005,278
United Parcel Service - Class B	174,183	37,182,845
W.W. Grainger	88,521	40,994,960
		102,183,083
Information Technology - 9.3%
Automatic Data Processing	98,616	22,138,306
Global Payments	259,968	37,172,824
Microchip Technology	459,907	34,074,510
		93,385,640

Total Common Stocks		979,943,124
(Cost $768,769,411)

SHORT-TERM INVESTMENT - 2.2%
U.S. Bank N.A., 0.00% ^
(Cost $21,819,959)	21,819,959	21,819,959

Total Investments - 100.0%
(Cost $790,589,370)		1,001,763,083
Other Assets and Liabilites, Net - 0.0%		57,425
Total Net Assets - 100.0%		$1,001,820,508

PLC	Public Limited Company
#
As of October 31, 2021, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of October 31, 2021.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of October 31, 2021:
	Level 1	Level 2	Level 3	Total
Common Stocks	$979,943,124	$–	$–	$979,943,124
Short-Term Investment	21,819,959	–	–	21,819,959
Total Investments in Securities	$1,001,763,083	$–	$–	$1,001,763,083

Refer to the Schedule of Investments for further information on the classification of investments.